EXHIBIT 10.24

NONQUALIFIED STOCK OPTION AGREEMENT
BETWEEN ROBERT GARIN AND
OXBORO MEDICAL INTERNATIONAL, INC.

    THIS AGREEMENT is made effective as of the 20th day of April, 1999, between Oxboro Medical International, Inc., a Minnesota corporation (the "Company"), and Robert S. Garin (the "Optionee") on the terms and conditions set forth below.

    WHEREAS, the Board of Directors of the Company has decided to permit Nonqualified Stock Options to be granted to certain individuals providing valuable services to the Company, and any subsidiaries of the Company, to purchase common stock of the Company; and

    WHEREAS, the Company desires the Optionee to secure stock ownership in the Company in order to increase effectiveness and personal interest in the Company;

    NOW THEREFORE, in consideration of the promises and of the covenants and agreements set forth below, it is mutually agreed as follows:

1.
Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company all or any part of an aggregate amount of 25,000 shares of the common stock of the Company ("Option Shares") at an option price of $1.00 per share. The effective date of this Agreement is the date of the grant.

2.
Exercise Period. The Option shall become exercisable and fully vested on April 20, 1999. Thereafter, Optionee may exercise his rights with respect to any number of the Option Shares at any time or from time to time, but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares, at 5:00 P.M. (Minneapolis, Minnesota time) on April 20, 2004.

3.
Exercise of Option. This option may be exercised only by written notice of intent to the Company at its office at 13828 Lincoln Street NE, Ham Lake, Minnesota 55304. Such notice shall state the number of shares in respect of which the option is being exercised and shall be accompanied by payment for such shares by personal check. The exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

4.
Exercise upon Death. If Optionee shall die, this option may be exercised with respect to any vested options at the date of death to the same extent that Optionee was entitled to exercise such options, by the person or persons to whom Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by his executors or administrators.

5.
Dilution or Other Adjustments. If there shall be any change in the shares of common stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the outstanding options shall be made by the Company. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject and the price per share subject to outstanding and future options in order to prevent dilution or enlargement of option rights.

6.
No Right to Continued Compensation. Nothing contained in this Agreement shall obligate the Company or any subsidiary of the Company to continue to accept and pay for the services of Optionee as a consultant, employee or independent contractor for any particular period or interfere with the right of the Company or any such subsidiary to terminate any contract or employment relationship with Optionee.

7.
No Shareholder Rights. Optionee shall have no rights as a stockholder with respect to any shares of common stock subject to this option prior to the date of issuance of a certificate or certificates for such shares.

8.
Investment Representation. Notice of the exercise of this option shall include a representation that any of the Option Shares purchased shall be acquired as an investment and not with a view to, or for sale in connection with, any public distribution.

9.
Compliance with Law and Regulations. The Optionee acknowledges that this option may not be exercised until the Company has taken all actions then required to comply with all applicable federal and state laws, rules and regulations and any exchange on which the stock may then be listed. The certificates representing the shares purchased upon the exercise of this option shall bear a legend in substantially the following form:

    The securities evidenced by this certificate have not been registered either under any applicable federal law and rules or applicable state law and rules. No sale, offer to sell, or transfer of these securities may be made unless a registration statement under the Securities Act of 1933, as amended, and any applicable state law with respect to such securities is then in effect or an exemption from the registration requirements of such laws is then in fact, applicable to such securities.

10.
Non-Transferability. This option shall not be transferable other than by will or by laws of descent and distribution. During the lifetime of the Optionee, this option shall be exercisable only by such Optionee.

11.
Other Assistance. Upon the exercise of this option the Optionee or other person exercising the option must execute any document or make any representation or give any commitment which the Board of Directors, in its discretion, deems necessary or advisable by reason of the securities laws of the United States or any state, and execute any document for the purpose of restricting the transfer of stock to third parties, or pay any sum of money in respect of taxes or undertake to pay or have paid any such sum which the Board of Directors, in its discretion, deems necessary by reason of the Code or any rule or regulation thereunder, or by reason of the tax laws of any state or any contracts or agreements in effect at such time.

12.
Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the legal representatives, executors, administrators, successors and assigns of each of the parties to this Agreement.

13.
Governing Law.
a.
The laws of Minnesota shall govern the validity, interpretation and performance of the respective duties and obligations of this Agreement.

b.
The Optionee consents to venue and jurisdiction in the District Court of Anoka County, State of Minnesota, and in the United States District Court for the District of Minnesota, and to service of process under Minnesota law, in any action commenced by Company to enforce this Agreement.

14.
Severability. If any provision of this Agreement is adjudged void, invalid or unenforceable under law, the remainder of this Agreement shall continue and remain in full force and effect.

15.
Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended, changed, modified, terminated, or waived other than by written instrument signed by both parties. The Optionee acknowledges and agrees that the Optionee is not entitled to any other securities of the Company as of the date hereof.

16.
Supremacy. This Agreement supersedes all prior oral or written agreements and understandings between the Optionee and the Company concerning the subject matter hereof.

Notice of Exercise of Nonqualified Stock Options

Oxboro Medical International, Inc.
13828 Lincoln Street NE
Ham Lake, MN 55304

Ladies and Gentlemen:

    The undersigned is the holder of a nonqualified stock option (the "Option") to purchase shares of the common stock ("Stock") of Oxboro Medical International, Inc. (the "Company"), pursuant to the Nonqualified Stock Option Agreement between            and Oxboro Medical International, Inc., effective as of             , 1999. The undersigned hereby irrevocably elects to exercise the Option to purchase            shares of Stock ("Option Shares"). Enclosed herewith is payment for the Option Shares as required under the Agreement. The undersigned requests that the certificate representing the Option Shares be issued in the name of the undersigned and delivered to the address set forth below within five (5) business days.

    In connection with the issuance of the Option Shares to the undersigned, the undersigned hereby certifies and represents to the Company that the undersigned is acquiring such shares for the purpose of investment and not with a view toward distribution. The undersigned understands that these securities have not been registered either under any applicable federal law and rules or applicable state law and rules and that resale will not be permitted under state law unless the securities are first registered or the sale is a transaction exempt from registration under the applicable state securities law.

    The undersigned further understands that no sale, offer to sell, or transfer of the Option Shares shall be made unless a registration statement under the federal Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Option Shares. The undersigned understands that a legend reciting this investment restriction shall be placed on any stock certificate that may be issued to the undersigned.

Optionee

Address

Social Security Number

Dated: